Exhibit 10.5

                               CAPITAL TRUST, INC.
                            STOCK PURCHASE LOAN PLAN

         1.       Purpose

         The purpose of the Capital Trust, Inc. Stock Purchase Loan Plan (the "Plan") is to promote the interests of Capital Trust, Inc. and its stockholders by providing opportunities for Participants (as defined herein) to purchase class A common stock, par value $.01 per share (the "Common Stock"), of Capital Trust, Inc., a Maryland corporation (the "Company"), with financing provided by the Company, thereby aligning their personal interests to the long-term financial success of the Company and growth in stockholder value. Pursuant to the Plan, the Company may extend loans ("Plan Loans") to Participants to finance purchases of issued and outstanding stock in the secondary trading market or of authorized but unissued stock directly from the Company.

         The Plan is intended to qualify as an "eligible plan" that provides for the purchase of Common Stock, as "margin stock," with financing provided by Plan Loans in accordance with section 221.4 of Regulation U (12 CFR 221.4) promulgated by the Federal Reserve Board.

         2.       Stock Authorization

                  (a) The maximum number of shares of authorized but unissued Common Stock that the Company may issue and sell to Participants with financing provided by Plan Loans shall be 500,000 ("Authorized Stock"); provided, however, that any stock issued to Participants under the Plan and subsequently reacquired by the Company shall again become Authorized Stock available for sale under the Plan.

                  (b) In the event that, as a result of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split-up, stock combination, or other change affecting the Common Stock, (i) the number of shares of Common Stock is increased or decreased or (ii) the Common Stock are changed into or exchanged for a different number or kind of stock or other securities of the Company or of another organizational entity, the Plan Administrator shall make appropriate and equitable adjustment to the remaining Authorized Stock available for issuance with financing under the Plan.

                  (c) The maximum number of Authorized Stock shall not be affected by purchases of any issued and outstanding stock in the secondary trading market financed with Plan Loans.

         3.       Participants

         The Company may extend Plan Loans to any trustee or officer, equal or senior in rank to Vice President, of the Company, or to any consultant or service provider to the Company who, in the opinion of the Plan Administrator, can contribute to the growth and profitability of the

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Company (each a "Participant").  The Plan Administrator  shall have the complete authority to select the Participants eligible to participate in the Plan.

         4.       Administration

         The Plan will be administered by either a committee appointed by the board of directors of the Company to administer the Plan, or by the board of directors itself (the "Plan Administrator"). The Plan Administrator has the authority to extend Plan Loans and authorize the sale of Authorized Stock to be purchased with financing provided by Plan Loans, from time to time, as determined by the Plan Administrator. The Plan Administrator has the authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

         5.       Terms of Plan Loans

                  (a) The Company may extend Plan Loans with a principal amount equal to up to 100% of the purchase price of Common Stock purchased with the Plan Loans. Subject to the foregoing, the principal amount of any Plan Loan shall be determined by the Plan Administrator.

                  (b) Plan Loans shall bear interest at an interest rate which shall be determined by the Plan Administrator, provided that such interest rate shall be no less than the applicable Federal rate in effect pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, and shall be compounded no less than semi-annually.

                  (c) The Plan Administrator shall have the discretion to determine other terms and conditions of Plan Loans extended under the Plan, including but not limited to, those relating to: maturity of the Plan Loans; the recourse or non-recourse nature of the Plan Loans; the forgiveness of any or all of the principal and/or interest due on the Plan Loans; conditions for forgiveness of principal and/or interest, such as length of employment or service, change of control events, performance measures or otherwise; the deferral of interest payments; Company commitments to make tax gross up payments to cover taxes incurred as a result of any forgiveness; or options to call or put the Common Stock to satisfy the Plan Loans.

         6.       Loan Documents

         Each Participant who receives a Plan Loan from the Company shall be required to sign (i) a loan agreement (which sets forth the terms and conditions of the Plan Loans), (ii) a secured promissory note and (iii) a pledge and security agreement (which sets forth the terms and conditions for the pledge of the Common Stock purchased with financing provided by the Plan Loan) (collectively the "Loan Documents"). The form and terms and conditions of the Loan Documents shall be determined by the Plan Administrator.


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         7.       Offer and Acceptance of Common Stock

                  (a) Offers to sell Common Stock to Participants with financing provided by Plan Loans shall be made in writing. The written offers shall specify the number of shares of Common Stock to be offered to the Participant, the portion of the purchase price to be financed with Plan Loans and an outline of the terms thereof and the date by which the offer must be accepted. All offers shall be subject to the condition that the Purchase Agreement (as defined herein) and the Loan Documents shall be executed and delivered by the Participant.

                  (b) A Participant may accept a Company offer to sell shares of Common Stock by delivering a written acceptance to the Secretary of the Company. At the time of his/her acceptance, such Participant shall also execute a purchase agreement pursuant to which the Participant agrees to purchase the Common Stock (the "Purchase Agreement") and the related Loan Documents and shall deliver to the Secretary of the Company such documents along with payment of the portion of the aggregate purchase price not financed with Plan Loans as specified in the Purchase Agreement.

                  (c) Any offer to sell shares of Common Stock made pursuant to the Plan must be accepted within the time specified in the offer. If acceptance does not occur within the specified time, the offer shall be deemed withdrawn.

                  (d) No offer or sale of  Common  Stock  to  Participants  with financing provided by Plan Loans shall be made until the effective date of the Registration Statement on Form S-8 covering the Authorized Stock available for issuance under the Plan or unless made pursuant to an exemption from registration under the Securities Act of 1933, as amended.

         8.       Issuance of Stock

                  (a) Upon execution of the Purchase Agreement and Loan Documents and receipt by the Company of the purchase price for the Common Stock in accordance with Section 7 hereof, the stock will be deemed to be fully paid and nonassessable Common Stock. Stock certificates representing the Common Stock shall be registered in the Participants' names, but shall be held in custody by the Company for their account.

                  (b) Certificates representing Common Stock issued pursuant to the Plan shall bear such legends as the Company may deem appropriate.

         9.       Secondary Trading Market Purchases

         Any secondary trading market purchases of Common Stock financed with Plan Loans shall be made in compliance with the Company's policy and procedures governing trading in stock of the Company and applicable provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.


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         10.      Amendment or Termination

         This Plan may be amended by the Plan Administrator from time to time to the extent that the Plan Administrator deems it necessary or appropriate, and any such amendment shall be subject to the approval of the Company's stockholders to the extent such approval is required under applicable laws or the rules of the exchange on which the Company is listed. The Plan Administrator may also terminate this Plan at any time. No amendment or termination of the Plan shall adversely affect any Plan Loan extended under the Plan, without the written consent of the Participant.

         11.      Headings, References and Construction

         The headings to sections in this Plan have been included for convenience of reference only. This Plan shall be interpreted and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles of such state.

         12.      Effective Date and Approval of Stockholders

         The Plan was adopted by the Board of Trustees of Capital Trust, a California business trust (the "Predecessor"), the predecessor of the Company to become effective as of November 1, 1998, subject to approval of the Predecessor's shareholders on or before November 1, 1999. The shareholders of the Predecessor approved the Plan on January 28, 1999 and the Plan thereupon became effective. Upon consummation of the reorganization of the Predecessor into the Company on January 28, 1999 after such shareholder approval was obtained, the Company succeeded to and assumed the Plan. On January 28, 1999, the Plan was amended, effective on that date to change all references to "Capital Trust" to "Capital Trust, Inc." and make additional technical revisions that reflect the different capital and governance structure of the Company.


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